UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4998

T. Rowe Price Spectrum Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

Spectrum Funds	June 30, 2009

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global financial markets stabilized in the first half of 2009, following one of the most volatile periods in market history. As government stimulus efforts worldwide began to gain traction, global economies showed uneven signs of recovery. Investors took advantage of buying opportunities, particularly in emerging markets. But amid the improved investor psychology, markets gave back some of the gains in early summer—a sign, if any was needed, that the recovery would be long and uneven. Each of the Spectrum Funds posted strong gains and outperformed its benchmarks during the period.

MARKET ENVIRONMENT

Global economic and financial trends that deteriorated at breathtaking speed last year appeared to hit bottom in early March as stocks fell to multiyear lows. Treasury yields plunged and prices soared during the nerve-wracking period in which once-iconic financial institutions began disappearing at rapid speed. The Federal Reserve made clear that it would take whatever steps were necessary to prevent the economy from revisiting the dark days of the Great Depression. Credit conditions began easing early in the year, and global equity markets rallied after the March lows. They peaked in June, before falling back.

Inflation remained very much in check, and the Federal Reserve reiterated that it would maintain its policy of quantitative easing by keeping overnight interest rates near 0%. The Fed also said it would honor its earlier pledge to buy $300 billion in longer-term U.S. government debt by the fall and $1.45 trillion in agency and mortgage-related debt by the end of the year. The economy has begun to heal, according to the Fed’s policy-setting panel, and worries about deflation (falling prices) have been fading. The Fed indicated that rates were likely to remain low until an economic revival was under way and concerns about higher future inflation resurfaced.

As investors developed a bit more confidence that perhaps the worst of the crisis was finally behind us, the investment environment has assumed a more positive tone, with riskier asset classes performing best in recent months. Credit spreads have narrowed in the bond markets, and overall liquidity has improved. The federal government’s “stress test” results for 19 of the largest U.S. banks were not as bad as feared.

Unemployment continued to climb and is likely to rise further in the months ahead. However, the pace of job losses is slowing. While unemployment is a lagging indicator, many leading indicators, including consumer confidence, have bounced from their lows. Signs of stabilization have begun to appear in housing, particularly at the lower end where credits for first-time homebuyers have helped. In general, investors have become more optimistic that a gradual process of stabilization and recovery may be under way.

U.S. stocks gained in the first half of 2009 amid improved investor sentiment. Small-cap shares fared about the same as their large-cap peers, but mid-cap stocks trumped both segments. As measured by various Russell indexes, growth stocks did significantly better than value stocks across all market capitalizations. Information technology shares produced powerful returns, as technology spending has not been as weak as previously expected and investors were drawn to companies with strong balance sheets, low debt levels, and attractive valuations. Materials stocks also did very well, helped by a sharp rebound in prices of various commodities, but energy stocks declined.

Foreign stocks fared better than U.S. shares in the first half of the year as risk aversion eased. Emerging markets outperformed significantly, led by shares in Latin America. Markets in Nordic countries produced solid returns, but other developed European markets rose moderately. Japanese stocks rose mildly in U.S. dollar terms.

U.S. bond returns in the first half of 2009 were mostly positive as investors showed renewed interest in fixed-income sectors with a significant yield advantage over securities with less credit risk. High-yield bonds generated huge gains; asset-backed securities, which are backed by credit card, auto loan, or other debt payments, also performed very well. Municipal and investment-grade corporate bonds produced moderate gains, whereas agency mortgage-backed securities lagged. U.S. Treasuries declined as intermediate- and long-term interest rates increased in response to heavy new issuance and nascent fears of higher future inflation. The Barclays Capital U.S. Aggregate Index, which measures the performance of domestic taxable investment-grade bonds, returned 1.90%.

Non-U.S. bonds were mixed. Emerging market debt produced significant gains. High-quality bonds issued in developed countries were flat in U.S. dollar terms, as gains among investment-grade corporate bonds were largely offset by falling government bond prices. The J.P. Morgan Non-U.S. Dollar Government Bond Index returned -0.97% in the first half of 2009, while the J.P. Morgan Emerging Markets Bond Index Plus returned 12.72%.

SPECTRUM GROWTH FUND

Spectrum Growth returned 13.10% for the six months ended June 30, 2009, outpacing the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index.

There was wide variation in the performance of the portfolio’s individual components, with growth funds exceeding value, and foreign equity funds surpassing domestic. The best-performing holding in the portfolio was Emerging Markets Stock, which benefited from investors’ increased willingness to take on risk.

No single fund produced negative returns. However, value funds, which tend to perform poorly during the early stages of a recession, produced less inspiring results than other classes. The large-cap Equity Income Fund had the smallest percentage gain, followed by Small-Cap Value. Mid-Cap Value, on the other hand, produced solid gains amid improved consumer sentiment in the discretionary area and the recovery of the materials sector.

We made several adjustments to the portfolio’s asset allocation during the first half of the year. Although growth stocks remain cheap relative to historical valuations, we have trimmed our allocation to growth given their recent gains. We have moved to neutral between growth and value, as the value segment could benefit when corporate earnings prospects begin to gain momentum from low levels.

We have recently reduced our underweight to small-cap stocks as we no longer have the same strength of conviction about valuation differences between large-cap and small-cap stocks.

We increased our allocation to international equity relative to domestic equity toward the end of the period because we believe that valuations are favorable in non-U.S. markets as they currently price in continued economic weakness. Asian and Latin American shares rallied sharply over the last six months behind improved commodities demand, but plunging oil prices and ongoing financial and economic challenges plagued our holdings in the Middle East and Africa throughout last year. The long-term growth story of emerging markets remains promising, although the timing and scope of recovery will vary from country to country.

SPECTRUM INCOME FUND

Spectrum Income returned 8.20% for the six months ended June 30, 2009, exceeding returns of the Barclays Capital U.S. Aggregate Index and the Lipper General Bond Funds Average as shown in the accompanying Performance Comparison table.

The portfolio’s best absolute performer was the High Yield Fund, which generated outstanding gains amid improving liquidity. High-yield issuance surged to near-record levels in May and shows no signs of abating. Even relatively weak companies were able to get new capital, aided by a record amount of new money coming into the market. New Income, the fund’s largest position, also generated strong returns due to the solid performance of credit-sensitive corporate bonds and the fund’s exposure to high-yield issues. The fund’s lighter exposure to Treasuries, which declined during the period, also helped it perform better than its benchmark.

Other positive performers within the portfolio included Emerging Markets Bond, which benefited from increased appetite for risk, improved liquidity, and positive cash flows. A substantial increase in lending capacity from the International Monetary Fund provided much-needed assistance for emerging market issuers in need of external financing.

Short-Term Bond performed well, aided by its underweight to Treasuries and overweight to higher-yielding sectors. GNMA contributed modestly to fund performance. It produced solid returns early in the period, reflecting the high-quality mortgage-backed securities, but waned late in the period amid concerns that substantial government spending would reignite inflation. Corporate Income also produced solid returns due to improved credit conditions and the ability of firms to issue new debt. We increased our position in the fund as valuations in the corporate bond market have become more attractive.

Equity Income, the fund’s third-largest holding, which invests in dividend-paying stocks, recovered from the previous period. However, the fund lagged other components of Spectrum Income. U.S. Treasury Long-Term retreated as investors sought out higher-yielding securities.

SPECTRUM INTERNATIONAL FUND

Spectrum International returned 16.64% for the six months ended June 30, 2009, outperforming both its combined index benchmark and the Lipper International Multi-Cap Core Funds Average. It also outperformed the linked performance benchmark, which reflects the performance of the former combined index and the fund’s new benchmark, the MSCI All Country World Index ex-U.S. that the fund began transitioning to on March 1, 2009. This benchmark more accurately reflects the investment strategy of the fund, with its emphasis on non-U.S. equities in both developed and emerging markets.

Spectrum International benefited from its exposure to emerging markets, particularly in Asia, and its lighter allocation to markets in Europe. Every component of the portfolio, with the exception of the Japan Fund, posted positive returns during the six-month period. New Asia was the top contributor, due in part to our significant increase in the fund’s allocation. The developing Asia markets rebounded sharply. China, in particular, surged as aggressive government stimulus efforts took hold and investors went bargain hunting. We increased our allocation to New Asia over the period.

We increased our allocation to the Emerging Markets Stock Fund, which generated a significant gain. Latin America was the strongest regional performer, as commodity prices rebounded and it became clearer that the region was showing signs of resilience in its banking sector. While the global recession has surely impacted the developing world, the growth story among many emerging economies remains relatively strong. For that reason, we have modestly overweighted emerging markets relative to U.S. equities.

The International Stock Fund, Spectrum International’s largest holding, was also its top absolute contributor. Value-oriented International Growth & Income turned in a solid performance, while European Stock posted modest returns relative to the other funds due to continued economic problems that have beset Europe. The global recession has also hurt export-heavy Japan, and the Japan Fund was Spectrum International’s only detractor.

OUTLOOK

The economic recovery is in its early stages, and the summer stock market pullback is an indication that improvements will come in fits and starts. Earlier fears of deflation have eased, and the Federal Reserve’s decision to maintain short-term lending rates at historically low levels suggests that it is not currently concerned about inflationary pressures. Credit markets have improved, financial institutions are on the mend, and government stimulus efforts are beginning to spur development, but many challenges remain. If not for government spending, growth would likely be flat over the next several quarters. That has not given much confidence to consumers who are holding back in light of increasing unemployment and sagging wages. The U.S. consumer savings rate, which declined steadily through the 1990s, is now about 6.9% and projected to rise through 2010.

Nonetheless, markets have appeared to stabilize, having priced in much of the negative news that has buffeted investors during the past year. While growth may remain anemic in much of the developed world, the relatively strong growth in emerging markets is helping to offset the slowdown in the domestic economy.

Overall, the potential for additional market turmoil remains, highlighting the importance of the broad diversification found in the Spectrum Funds.

Respectfully submitted,

Edmund M. Notzon III
President of the Spectrum Funds and chairman of the Investment
Advisory Committee

July 21, 2009

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

J.P. Morgan Emerging Markets Bond Index Plus: Tracks the total return of U.S. dollar and external currency debt instruments traded in emerging markets.

J.P. Morgan Non-U.S. Dollar Government Bond Index: An unmanaged index that tracks the performance of major non-U.S. bond markets.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI All Country World Index ex-U.S.: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

MSCI Emerging Markets Index: An unmanaged index that tracks stocks in 26 emerging market countries.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 U.S. primarily large-cap companies.

Portfolio Highlights

LARGEST HOLDINGS

(Of the combined underlying funds at 6/30/09)

Spectrum Growth Fund	Percent of Net Assets 6/30/09
Apple	1.7%
Amazon.com	1.4
Microsoft	1.4
Google	1.3
JPMorgan Chase	1.3
Schlumberger	1.1
Bank of America	1.0
Danaher	1.0
Medco Health Solutions	0.9
Qualcomm	0.8
Total	11.9%

LARGEST HOLDINGS

(Of the combined underlying funds at 6/30/09)

Spectrum International Fund	Percent of Net Assets 6/30/09
Nestle	1.6%
Telefonica	1.4
Roche Holding	1.3
Total	1.3
Royal Dutch Shell	1.1
Anheuser-Busch InBev	1.1
Capita Group	1.0
Petroleo Brasileiro	1.0
BP	0.9
National Bank of Greece	0.9
Total	11.6%

Note: Tables exclude investments in the T. Rowe Price Reserve Investment Fund.

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

Spectrum Growth Fund	Minimum–Maximum	Target at 12/31/08	Target at 6/30/09
Growth Stock	5–25%	17.75%	16.24%
Blue Chip Growth	5–25	17.75	16.24
Equity Income	5–25	16.05	16.24
Value	5–25	16.05	16.24
International Stock	0–20	9.50	9.63
International Growth & Income	0–20	7.50	7.59
Mid-Cap Growth	0–15	4.20	3.95
Mid-Cap Value	0–15	3.80	3.95
Emerging Markets Stock	0–10	3.00	3.80
New Horizons	0–15	2.31	3.06
Small-Cap Value	0–15	2.09	3.06
Summit Cash Reserves	0–25	–	–
Spectrum Income Fund			
New Income	10–25%	23.60%	23.60%
High Yield	10–25	18.00	18.00
Equity Income	5–25	16.00	16.00
GNMA	5–20	12.50	12.00
International Bond	5–20	10.80	11.30
Short-Term Bond	0–15	10.65	10.15
Corporate Income	0–10	3.95	4.45
Emerging Markets Bond	0–10	3.50	4.00
U.S. Treasury Long-Term	0–15	1.00	0.50
Summit Cash Reserves	0–25	–	–
Spectrum International Fund			
International Stock	0–55%	39.70%	31.25%
European Stock	0–30	28.35	24.10
International Growth & Income	0–35	10.30	16.70
Japan	0–30	9.55	9.70
New Asia	0–20	4.65	9.35
Emerging Markets Stock	0–20	5.75	7.20
International Discovery	0–20	1.70	1.70
Africa & Middle East	0–15	–	–
Emerging Europe & Mediterranean	0–15	–	–
Emerging Markets Bond	0–15	–	–
International Bond	0–20	–	–
Latin America	0–15	–	–
Summit Cash Reserves	0–25	–	–

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SPECTRUM GROWTH FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 6/30/09		Year Ended 12/31/08
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	4,443	$	35,484
Net realized gain (loss)		(125,800)		1,068
Change in net unrealized gain (loss)		390,455		(1,621,275)
Increase (decrease) in net assets from operations		269,098		(1,584,723)
Distributions to shareholders				
Net investment income		–		(36,911)
Net realized gain		–		(191,588)
Decrease in net assets from distributions		–		(228,499)
Capital share transactions*				
Shares sold		124,941		404,767
Distributions reinvested		–		219,804
Shares redeemed		(175,181)		(511,940)
Increase (decrease) in net assets from capital share transactions		(50,240)		112,631
Net Assets				
Increase (decrease) during period		218,858		(1,700,591)
Beginning of period		2,138,974		3,839,565
End of period	**$**	**2,357,832**	**$**	**2,138,974**
Undistributed net investment income		4,443		–
*Share information				
Shares sold		11,460		23,514
Distributions reinvested		–		20,313
Shares redeemed		(16,492)		(31,561)
Increase (decrease) in shares outstanding		(5,032)		12,266

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 3	$ 8,431
Net realized loss	(46,573)	(17,045)
Change in net unrealized gain (loss)	98,699	(237,574)
Increase (decrease) in net assets from operations	52,129	(246,188)
Distributions to shareholders		
Net investment income	–	(7,486)
Net realized gain	–	(32,301)
Decrease in net assets from distributions	–	(39,787)
Capital share transactions*		
Shares sold	55,347	155,965
Distributions reinvested	–	38,619
Shares redeemed	(26,461)	(92,939)
Increase in net assets from capital share transactions	28,886	101,645
Net Assets		
Increase (decrease) during period	81,015	(184,330)
Beginning of period	288,392	472,722
End of period	**$ 369,407**	**$ 288,392**
Undistributed net investment income	1,075	1,072
*Share information		
Shares sold	8,304	13,584
Distributions reinvested	–	5,835
Shares redeemed	(4,127)	(8,989)
Increase in shares outstanding	4,177	10,430

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM FUNDS

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Spectrum Fund, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds) are three portfolios established by the corporation. Spectrum Growth and Spectrum Income commenced operations on June 29, 1990, and Spectrum International commenced operations on December 31, 1996.

Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying Price funds). Spectrum Growth seeks long-term capital appreciation and growth of income with current income a secondary objective. Spectrum Income seeks a high level of current income with moderate share price fluctuation. Spectrum International seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the financial statements may differ from the value the funds receive upon sale of the underlying Price funds. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income is recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Realized gains and losses are reported on the identified cost basis. Distributions to the Spectrum Funds’ shareholders are recorded on the ex-dividend date. Income distributions are declared by Spectrum Income on a daily basis and paid monthly. Income distributions are declared and paid by Spectrum Growth and Spectrum International on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Redemption Fees A 2% fee is assessed on redemptions of Spectrum International fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares and are paid to the fund. Redemption fees received by the fund are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the fund. Accordingly, redemption fees have no effect on the net assets of the fund.

New Accounting Pronouncement On January 1, 2009, the funds adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 did not have a material impact on the funds’ net assets or results of operations.

NOTE 2 - VALUATION

Each fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. Each fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Investments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the funds’ Board of Directors.

Various inputs are used to determine the value of the funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the funds, and unobservable inputs reflect the funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The funds’ investments are summarized by level, based on the inputs used to determine their values. On June 30, 2009, all of the investments in underlying Price funds were classified as Level 1.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds for the six months ended June 30, 2009, were as follows:

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, Spectrum International Fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $2,519,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, Spectrum International Fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, Spectrum International Fund had $664,000 of unused capital loss carryforwards, all of which expire in fiscal 2016.

At June 30, 2009, the cost of investments for federal income tax purposes and net unrealized gain (loss) on investments was as follows:

NOTE 5 - RELATED PARTIES

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc., is the investment manager for Spectrum Growth and Spectrum Income, and also serves as manager for the domestic underlying Price funds. T. Rowe Price International, Inc. (Price International), a wholly owned subsidiary of Price Associates, is the investment manager for Spectrum International and also serves as manager for the international underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, marketing, and certain other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of Price Associates and its subsidiaries, and of the underlying Price funds.

The Spectrum Funds pay no management fees; however, Price Associates and Price International receive management fees from the underlying Price funds. The Spectrum Funds operate in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price funds, Price Associates, and, in the case of Spectrum International, Price International. Pursuant to these agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Therefore, each Spectrum Fund operates at a zero expense ratio. However, each Spectrum Fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the Spectrum Funds may represent a significant portion of an underlying Price fund’s net assets. At June 30, 2009, Spectrum Growth and Spectrum International Funds each held less than 25% of the outstanding shares of any underlying Price fund; Spectrum Income Fund held approximately 47% of the outstanding shares of the Corporate Income Fund and 39% of the GNMA Fund.

Additionally, Spectrum Income is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Shareholder servicing costs associated with each college savings plan are allocated to Spectrum Income in proportion to the average daily value of its shares owned by the college savings plan and, in turn, are borne by the underlying Price funds in accordance with the terms of the investment management and special servicing agreements. At June 30, 2009, approximately 18% of the outstanding shares of Spectrum Income were held by the college savings plans.

As of June 30, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 2,061,790 shares of Spectrum Growth, representing 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE SPECTRUM GROWTH FUND

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Manager does not receive fees from the fund, and expenses of the fund are borne by the underlying funds in which it invests pursuant to a Special Servicing Agreement, which was approved by the Board on October 21, 2008. The Manager does receive fees from other T. Rowe Price funds in which the fund invests. Accordingly, the Board did not review information relating to revenues received by the Manager under the Contract. The Board did review information regarding benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds and concluded that the Manager’s profits were reasonable. Because the Manager does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Because the Manager does not receive a management fee from the fund and the fund does not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of privately managed accounts of the Manager and its affiliates.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract.

T. ROWE PRICE SPECTRUM INCOME FUND

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Manager does not receive fees from the fund, and expenses of the fund are borne by the underlying funds in which it invests pursuant to a Special Servicing Agreement, which was approved by the Board on October 21, 2008. The Manager does receive fees from other T. Rowe Price funds in which the fund invests. Accordingly, the Board did not review information relating to revenues received by the Manager under the Contract. The Board did review information regarding benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds and concluded that the Manager’s profits were reasonable. Because the Manager does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Because the Manager does not receive a management fee from the fund and the fund does not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of privately managed accounts of the Manager and its affiliates.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Manager does not receive fees from the fund, and expenses of the fund are borne by the underlying funds in which it invests pursuant to a Special Servicing Agreement, which was approved by the Board on October 21, 2008. The Manager does receive fees from other T. Rowe Price funds in which the fund invests. Accordingly, the Board did not review information relating to revenues received by the Manager under the Contract. The Board did review information regarding benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds and concluded that the Manager’s profits were reasonable. Because the Manager does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Because the Manager does not receive a management fee from the fund and the fund does not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of privately managed accounts of the Manager and its affiliates.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Spectrum Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009